Exhibit 21.1
SYSCO CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES, DIVISIONS AND DBA’s
(As of August 5, 2010)

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

A.M. Briggs, Inc.	Delaware
Baugh North Central Cooperative, Inc.	Delaware
Baugh Northeast Co-op, Inc.	Delaware
Baugh South Cooperative, Inc.	Delaware
Baugh Southwest Cooperative, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Delaware
Baugh Western Cooperative, Inc.	Delaware
Buckhead Beef Company	Delaware
Contract Administrative Services, Inc.	Delaware
Economy Foods, Inc.	California
Enclave Logistics, LLC	Delaware
Focus Foodservice, LLC	Michigan
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman Food Service, Inc.	Texas
Freedman Meats, Inc.	Delaware
Freedman-KB, Inc.	Delaware
FreshPoint Arizona, Inc.	Delaware
FreshPoint Atlanta, Inc.	Georgia
FreshPoint California, Inc.	Delaware
FreshPoint Central California, Inc.	Delaware
FreshPoint Central Florida, Inc.	Florida
FreshPoint Connecticut, LLC	Delaware
FreshPoint Dallas, Inc.	Delaware
FreshPoint Denver, Inc.	Colorado
FreshPoint Il Paese, Inc.	Texas
FreshPoint Las Vegas, Inc.	Delaware
FreshPoint Nashville, Inc.	Tennessee
FreshPoint North Florida, Inc.	Florida

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

FreshPoint Oklahoma City, LLC	Delaware
FreshPoint Pompano Real Estate, LLC	Delaware
FreshPoint Puerto Rico, LLC	Puerto Rico
FreshPoint San Francisco, Inc.	California
FreshPoint South Florida, Inc.	Florida
FreshPoint South Texas, LP	Delaware
FreshPoint Southern California, Inc.	California
FreshPoint Tomato, LLC	Delaware
FreshPoint, Inc.	Delaware
Fulton Provision Co.	Delaware
Guest Packaging, LLC	Delaware
Guest Supply Asia, Limited	Hong Kong
Lincoln Poultry & Egg Co.	Nebraska
Malcolm Meats Company	Delaware
Overton Transportation, LLC	Delaware
Pallas Foods	Ireland
SFS Canada I, LP	Canada
SFS Canada II, LP	Canada
SFS GP I, Inc.	Canada
SFS GP II, Inc.	Canada
Shenzhen Guest Supply Trading Co., Limited	Hong Kong
Specialty Meat Holdings, LLC	Delaware
Sysco Albany, LLC	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Arizona, Inc.	Delaware
Sysco Arkansas, LLC	Delaware
Sysco Asian Foods, Inc.	Delaware
Sysco Atlanta, LLC	Delaware
Sysco Austin, Inc.	Delaware
Sysco Baltimore, LLC	Delaware
Sysco Baraboo, LLC	Delaware
Sysco Boston, LLC	Delaware
Sysco Canada, Company	Nova Scotia
Sysco Canada, Inc.	Canada
Sysco Central Alabama, Inc.	Delaware
Sysco Central California, Inc.	California

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco Central Florida, Inc.	Delaware
Sysco Central Illinois, Inc.	Delaware
Sysco Central Ohio, Inc.	Ohio
Sysco Central Ohio, Ltd.	Ohio
Sysco Central Ontario, Inc.	Ontario
Sysco Central Pennsylvania, LLC	Delaware
Sysco Charlotte, LLC	Delaware
Sysco Chicago, Inc.	Delaware
Sysco Cincinnati, LLC	Delaware
Sysco Cleveland, Inc.	Delaware
Sysco Columbia, LLC	Delaware
Sysco Connecticut, LLC	Delaware
Sysco Corporation	Delaware
Sysco Dallas, Inc.	Delaware
Sysco Denver, Inc.	Colorado
Sysco Detroit, LLC	Delaware
Sysco Disaster Relief Foundation, Inc.	Texas
Sysco East Texas, LLC	Delaware
Sysco Eastern Maryland, LLC	Delaware
Sysco Eastern Wisconsin, LLC	Delaware
Sysco Foundation, Inc.	Texas
Sysco George Town Limited	Cayman Islands
Sysco Global Holdings, B.V.	Netherlands
Sysco Global Resources, LLC	Delaware
Sysco Global Services, LLC	Delaware
Sysco Grand Cayman Company	Cayman Islands
Sysco Grand Rapids, LLC	Delaware
Sysco Guest Supply Europe Limited	United Kingdom
Sysco Guest Supply, LLC	Delaware
Sysco Gulf Coast, Inc.	Delaware
Sysco Hampton Roads, Inc.	Delaware
Sysco Holdings Limited	New Brunswick
Sysco Holdings of B.C., Inc.	Canada
Sysco Holdings of Kelowna, Inc.	Canada
Sysco Houston, Inc.	Delaware
Sysco Idaho, Inc.	Idaho

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco Indianapolis, LLC	Delaware
Sysco Intermountain, Inc.	Delaware
Sysco International Food Group, Inc.	Florida
Sysco International, ULC	Nova Scotia
Sysco Iowa, Inc.	Delaware
Sysco Jackson, LLC	Delaware
Sysco Jacksonville, Inc.	Delaware
Sysco Jamestown, LLC	Delaware
Sysco Kansas City, Inc.	Missouri
Sysco Kelowna Ltd.	New Brunswick
Sysco Knoxville, LLC	Delaware
Sysco Las Vegas, Inc.	Delaware
Sysco Lincoln Transportation Company, Inc.	Nebraska
Sysco Lincoln, Inc.	Nebraska
Sysco Long Island, LLC	Delaware
Sysco Los Angeles, Inc.	Delaware
Sysco Louisville, Inc.	Delaware
Sysco Memphis, LLC	Delaware
Sysco Merger Ohio II, Inc.	Delaware
Sysco Metro New York, LLC	Delaware
Sysco Minnesota, Inc.	Delaware
Sysco Montana, Inc.	Delaware
Sysco Nashville, LLC	Delaware
Sysco Netherlands Partners, LLC	Delaware
Sysco New Mexico, LLC	Delaware
Sysco New Orleans, LLC	Delaware
Sysco Newport Meat Company	Delaware
Sysco North Central Florida, Inc.	Delaware
Sysco North Dakota, Inc.	Delaware
Sysco Northern New England, Inc.	Maine
Sysco Oklahoma, LLC	Delaware
Sysco Philadelphia, LLC	Delaware
Sysco Pittsburgh, LLC	Delaware
Sysco Portland, Inc.	Delaware
Sysco Raleigh, LLC	Delaware
Sysco Resources Midwest, Inc.	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Services, LLC	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
Sysco Resources, Inc.	Delaware
Sysco Riverside, Inc.	Delaware
Sysco Sacramento, Inc.	Delaware
Sysco San Antonio, Inc.	Delaware
Sysco San Diego, Inc.	Delaware
Sysco San Francisco, Inc.	California
Sysco Seattle, Inc.	Delaware
Sysco Services LLC	Delaware
Sysco South Florida, Inc.	Delaware
Sysco Southeast Florida, LLC	Delaware
Sysco Spokane, Inc.	Delaware
Sysco St. Louis, LLC	Delaware
Sysco Syracuse, LLC	Delaware
Sysco Ventura, Inc.	Delaware
Sysco Virginia, LLC	Delaware
Sysco West Coast Florida, Inc.	Delaware
Sysco West Texas, Inc.	Delaware
Sysco-Desert Meats Company, Inc.	Delaware
SYY Netherlands C.V.	Netherlands
The SYGMA Network, Inc.	Delaware
Walker Foods, Inc.	New York

CANADIAN DIVISIONS
Fin’s Seafood Distributors, a Division of Sysco Canada, Inc.
J.J. Derma Meats, a Division of Sysco Canada, Inc.
Royalty Foods, a Division of Buckhead Beef
Sysco Calgary, a Division of Sysco Canada, Inc.
Sysco Edmonton, a Division of Sysco Canada, Inc.
Sysco Fine Meats Toronto, a Division of Sysco Canada, Inc.
Sysco Halifax, a Division of Sysco Canada, Inc.
Sysco Kingston, a Division of Sysco Canada, Inc.
Sysco Moncton, a Division of Sysco Canada, Inc.
Sysco Nasys, a Division of Sysco Canada, Inc.
Sysco Quebec, a Division of Sysco Canada, Inc.
Sysco Regina, a Division of Sysco Canada, Inc.
Sysco St. John, a Division of Sysco Canada, Inc.
Sysco Sturgeon Falls, a Division of Sysco Canada, Inc.
Sysco Thunder Bay, a Division of Sysco Canada, Inc.
Sysco Toronto, a Division of Sysco Canada, Inc.
Sysco Vancouver, a Division of Sysco Canada, Inc.
Sysco Winnipeg, a Division of Sysco Canada, Inc.

ASSUMED NAMES

Entity Name	DBA Name
Baugh Supply Chain Cooperative, Inc.	Alfmark
Alfmark Transportation
Baugh Supply Chain
Baugh Supply Chain Cooperative, Canada
BSCC Canada
Cooperative De Chaines D’Approvisionnement Baugh, Inc.
Sysco Imports

Buckhead Beef Company	Buckhead Beef Northeast
Buckhead Beef of Florida
Central Florida Foodservice
Royalty Foods, a Division of Buckhead Beef

Contract Administrative Services, Inc.	Texas Contract Administrative Services, Inc.

Economy Foods, Inc.	Facciola Meat Company

Freedman Food Service of San Antonio, LP	Texas Meat Purveyors

FreshPoint Arizona, Inc.	FreshPoint — Phoenix

FreshPoint Atlanta, Inc.	FreshPoint of Atlanta
Mitt Parker

FreshPoint Central California, Inc.	FreshPoint of Central California

FreshPoint Central Florida, Inc.	FreshPoint — Gainesville
FreshPoint Southwest Florida
FreshPoint West Coast Florida
Garden Gourmet Specialties
Incredible Fresh
Red’s Market
Red’s Market — Orlando
Red’s Market — Tampa

FreshPoint Connecticut, LLC	FreshPoint — Hartford
The Fowler & Huntting Company

FreshPoint Dallas, Inc.	American FoodService
FreshPoint Value Added Services

Entity Name	DBA Name
FreshPoint Nashville, Inc.	FreshPoint — Overton
FreshPoint Charlotte
FreshPoint of Nashville
FreshPoint Raleigh
FreshPoint Transportation
Overton Transportation

FreshPoint North Florida, Inc.	East Coast Fruit Company
FreshPoint — Gainesville
FreshPoint Jacksonville
FreshPoint Savannah
FreshPoint Southern Georgia
FreshPoint Value Added Services
Movsovitz of Georgia

FreshPoint Oklahoma City, LLC	FreshPoint Arkansas
FreshPoint Tulsa

FreshPoint San Francisco, Inc.	FreshPoint — San Francisco
Golden State Produce

FreshPoint South Florida, Inc.	A-One-A Produce and Dairy
FreshPoint A One A Produce and Dairy

FreshPoint South Texas, LP	City Produce
FreshPoint — Harlingen
FreshPoint — San Antonio

FreshPoint Southern California, Inc.	G & G Produce Company
The Produce Hunter

FreshPoint Vancouver, Ltd.	FreshPoint — Nanaimo
FreshPoint — Vancouver

Sysco Asian Foods, Inc.	Asian Foods

Sysco Central Ohio, Inc.	Abbott Sysco Food Services
Sysco Food Services of Central Ohio

Sysco Guest Supply, LLC	Guest Distribution

Sysco Lincoln Transportation Company, Inc.	Pegler-Sysco Transportation Co.

Entity Name	DBA Name
Sysco Lincoln, Inc.	Pegler-Sysco Food Services Company

Sysco Louisville, Inc.	Sysco/Louisville (Delaware)
Sysco/Louisville Food Services Co. (Delaware)

Sysco Metro New York, LLC	Europa Meat

Sysco Montana, Inc.	Sysco Foods

Sysco Northern New England, Inc.	Bangor Wholesale Foods
Jordan’s Sysco Food Services
Maine/Sysco
Reed Distributors

Sysco Seattle, Inc.	Sysco Food Services of Alaska

Sysco Spokane, Inc.	Sysco Food Services of Spokane